================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 11, 2004

                           COMMISSION FILE NO. 1-10403


                              TEPPCO PARTNERS, L.P.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


               DELAWARE                                   76-0291058
       (STATE OF INCORPORATION                         (I.R.S. EMPLOYER
           OR ORGANIZATION)                         IDENTIFICATION NUMBER)


                               2929 ALLEN PARKWAY
                                  P.O. BOX 2521
                            HOUSTON, TEXAS 77252-2521
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)


                                 (713) 759-3636
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

================================================================================

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) EXHIBITS:

                  Exhibit
                  Number            Description

                  99.1 Press release of TEPPCO Partners, L.P., dated February 11, 2004, reporting fourth quarter and 2003 annual results.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         A press release issued by TEPPCO Partners, L.P. on February 11, 2004, regarding financial results for the quarter and year ended December 31, 2003, is attached hereto as Exhibit 99.1, and is incorporated herein by reference. The information presented herein is not deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any Securities Act registration statements.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             TEPPCO Partners, L.P.
                                                (Registrant)

                           By: Texas Eastern Products Pipeline Company, LLC
                               General Partner

                                            /s/ CHARLES H. LEONARD
                               -------------------------------------------------
                                              Charles H. Leonard
                               Senior Vice President and Chief Financial Officer


Date: February 12, 2004

                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                   DESCRIPTION
-------                  -----------

   99.1                  Press release of TEPPCO Partners, L.P., dated February
                         11, 2004, reporting fourth quarter and 2003 annual results.